Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending June 30, 2013

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Molly A. Grimm
(513) 870-2768	(513) 603-5323	(513) 870-2697

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of July 24, 2013, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending June 30, 2013

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2013 Supplemental Financial Data	3

Cincinnati Financial Corporation

Quick Reference - Second Quarter 2013

(all data shown is for the three months ended or as of June 30, 2013)

		Year over year			Year over year
	6/30/2013	change %		6/30/2013	change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$678	8	Commercial lines loss and loss expenses	$399	(3)
Personal lines net written premiums	273	9	Personal lines loss and loss expenses	166	(21)
Excess & surplus lines net written premiums	33	22	Excess & surplus lines loss and loss expenses	18	6
Property casualty net written premiums	984	9	Life and health contract holders' benefits incurred	48	2
Life and accident and health net written premiums	52	3	Underwriting, acquisition and insurance expenses	307	7
Annuity net written premiums	10	(22)	Interest expenses	14	8
Life, annuity and accident and health net written premiums	62	(2)	Other operating expenses	4	0
Commercial lines net earned premiums	645	9	Total benefits & expenses	956	(4)
Personal lines net earned premiums	237	11	Income before income taxes	148	410
Excess & surplus lines net earned premiums	28	27	Total income tax	38	nm
Property casualty net earned premiums	910	10
Fee revenue	3	(50)	Balance Sheet:
Life and accident and health net earned premiums	44	(14)
Investment income	131	(1)	Fixed maturity investments	$8,992
Realized gains on investments	14	133	Equity securities	3,875
Other revenue	2	33	Other invested assets	66
Total revenues	1,104	8	Total invested assets	$12,933

			Equity in net assets of subsidiaries	$5,167

			Loss and loss expense reserves	$4,284
			Life policy and investment contract reserves	2,345
Income:			Long-term debt and capital lease obligations	833
			Shareholders' equity	5,699
Operating income	$100	257
Net realized investment gains and losses	10	150	Key ratios:
Net income	110	244
			Commercial lines GAAP combined ratio	94.9%
			Personal lines GAAP combined ratio	100.4
			Excess & surplus lines GAAP combined ratio	98.7
			Property casualty GAAP combined ratio	96.4
Per share (diluted):
			Commercial lines STAT combined ratio	86.3%
Operating income	$0.61	259	Personal lines STAT combined ratio	85.4
Net realized investment gains and losses	0.05	67	Excess & surplus lines STAT combined ratio	95.9
Net income	0.66	230	Property casualty STAT combined ratio	86.3
Book value	34.83	10
Weighted average shares outstanding, in thousands	165,442	1	Value creation ratio	(0.4)%

CINF Second-Quarter 2013 Supplemental Financial Data	4

Cincinnati Financial Corporation and Subsidiaries

Consolidated Statements of Income for the Six Months Ended June 30, 2013

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$1,898	$-	$-	$-	$1,898
Life	-	-	111	-	-	111
Accident health	-	-	3	-	-	3
Premiums ceded	-	(99)	(28)	-	-	(127)
Total earned premium	-	1,799	86	-	-	1,885
Investment income	18	172	69	-	-	259
Realized gain on investments	16	37	2	-	-	55
Fee revenue	-	2	2	-	-	4
Other revenue	7	1	-	3	(7)	4
Total revenues	$41	$2,011	$159	$3	$(7)	$2,207

Benefits & expenses:
Losses & policy benefits	$-	$1,135	$126	$-	$-	$1,261
Reinsurance recoveries	-	(28)	(34)	-	-	(62)
Underwriting, acquisition and insurance expenses	-	582	25	-	-	607
Other operating expenses	16	-	-	1	(8)	9
Interest expense	27	-	-	-	-	27
Total expenses	$43	$1,689	$117	$1	$(8)	$1,842

Income (loss) before income taxes	$(2)	$322	$42	$2	$1	$365

Provision (benefit) for income taxes:
Current operating income	$(7)	$78	$-	$1	$-	$72
Capital gains/losses	5	13	1	-	-	19
Deferred	(3)	(1)	14	-	-	10
Total provision (benefit) for income taxes	$(5)	$90	$15	$1	$-	$101

Operating income (loss)	$(8)	$208	$26	$1	$1	$228

Net income - current year	$3	$232	$27	$1	$1	$264

Net income (loss) - prior year	$5	$95	$16	$3	$(1)	$118

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2013 Supplemental Financial Data	5

Cincinnati Financial Corporation and Subsidiaries

Consolidated Statements of Income for the Three Months Ended June 30, 2013

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$961	$-	$-	$-	$961
Life	-	-	56	-	-	56
Accident health	-	-	2	-	-	2
Premiums ceded	-	(51)	(14)	-	-	(65)
Total earned premium	-	910	44	-	-	954
Investment income	9	88	34	-	-	131
Realized gain on investments	5	7	2	-	-	14
Fee revenue	-	2	1	-	-	3
Other revenue	4	1	-	1	(4)	2
Total revenues	$18	$1,008	$81	$1	$(4)	$1,104

Benefits & expenses:
Losses & policy benefits	$-	$598	$62	$-	$-	$660
Reinsurance recoveries	-	(15)	(14)	-	-	(29)
Underwriting, acquisition and insurance expenses	-	295	12	-	-	307
Interest expenses	7	-	-	-	(3)	4
Other operating expenses	14	-	-	-	-	14
Total expenses	$21	$878	$60	$-	$(3)	$956

Income (loss) before income taxes	$(3)	$130	$21	$1	$(1)	$148

Provision (benefit) for income taxes:
Current operating income	$(3)	$35	$-	$1	$-	$33
Capital gains/losses	1	2	1	-	-	4
Deferred	(2)	(4)	7	-	-	1
Total provision (benefit) for income taxes	$(4)	$33	$8	$1	$-	$38

Operating income (loss)	$(3)	$92	$12	$-	$(1)	$100

Net income (loss) - current year	$1	$97	$13	$-	$(1)	$110

Net income (loss) - prior year	$8	$14	$9	$3	$(2)	$32

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2013 Supplemental Financial Data	6

Cincinnati Financial Corporation Insurance Subsidiaries

Selected Balance Sheet Data

(In millions)
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Cincinnati Insurance Consolidated
Fixed maturities (fair value)			$5,994	$6,083	$6,030	$6,082	$6,067	$6,004
Equities (fair value)			2,658	2,645	2,393	2,355	2,246	2,264
Fixed maturities - pretax net unrealized gain			359	532	551	566	502	482
Equities - pretax net unrealized gain			1,040	1,019	756	769	669	731
Loss and loss expense reserves - STAT			3,888	3,826	3,815	3,938	4,006	3,938
Equity GAAP			5,143	5,288	5,056	4,965	4,794	4,864
Surplus - STAT			4,142	4,131	3,914	3,815	3,722	3,835

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$2,900	$2,979	$2,953	$2,911	$2,821	$2,736
Equities (fair value)			13	18	17	17	17	17
Fixed maturities - pretax net unrealized gain			181	285	291	289	242	223
Equities - pretax net unrealized gain			6	8	8	7	7	7
Equity - GAAP			828	869	857	850	811	792
Surplus - STAT			272	268	276	277	281	281

CINF Second-Quarter 2013 Supplemental Financial Data	7

Consolidated Cincinnati Insurance Companies

Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2013	2012	Change	% Change	2013	2012	Change	% Change
Underwriting income
Net premiums written	$984	$904	$80	9	$1,954	$1,747	$207	12
Unearned premiums increase	74	77	(3)	(4)	155	122	33	27
Earned premiums	$910	$827	$83	10	$1,799	$1,625	$174	11

Losses incurred	$513	$551	$(38)	(7)	$948	$997	$(49)	(5)
Allocated loss expenses incurred	10	37	(27)	(73)	44	82	(38)	(46)
Unallocated loss expenses incurred	60	53	7	13	115	101	14	14
Other underwriting expenses incurred	297	269	28	10	584	530	54	10
Workers compensation dividend incurred	4	4	-	0	8	7	1	14

Total underwriting deductions	$884	$914	$(30)	(3)	$1,699	$1,717	$(18)	(1)
Net underwriting profit (loss)	$26	$(87)	$113	nm	$100	$(92)	$192	nm

Investment income
Gross investment income earned	$90	$91	$(1)	(1)	$177	$180	$(3)	(2)
Net investment income earned	88	89	(1)	(1)	174	177	(3)	(2)
Net realized capital gains (losses)	9	(5)	14	nm	28	1	27	nm
Net investment gains (net of tax)	$97	$84	$13	15	$202	$178	$24	13

Other income	$3	$2	$1	50	$3	$3	$-	0

Net income (loss) before federal income taxes	$126	$(1)	$127	nm	$305	$89	$216	243
Federal and foreign income taxes incurred	$39	$(2)	$41	nm	$81	$22	$59	268
Net income (statutory)	$87	$1	$86	nm	$224	$67	$157	234

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*Excludes CSU Producers Resources Inc.

CINF Second-Quarter 2013 Supplemental Financial Data	8

Consolidated Cincinnati Insurance Companies

Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000			$13	$34	$32	$21	$4	$10	$47	$15		$36		$68
New losses $1,000,000-$4,000,000			33	35	44	39	47	31	68	78		117		161
New losses $250,000-$1,000,000			48	56	53	50	58	43	104	102		152		205
Case reserve development above $250,000			75	48	68	60	55	67	123	122		182		250
Large losses subtotal			$169	$173	$197	$170	$164	$151	$342	$317		$487		$684
IBNR incurred			23	28	(22)	(25)	7	19	51	26		2		(20)
Catastrophe losses incurred			74	10	26	62	146	89	84	233		295		321
Remaining incurred			247	224	152	242	234	187	471	421		662		814
Total losses incurred			$513	$435	$353	$449	$551	$446	$948	$997		$1,446		$1,799
Commercial Lines
New losses greater than $4,000,000			$13	$34	$32	$21	$4	$10	$47	$15		$36		$68
New losses $1,000,000-$4,000,000			29	30	36	30	33	24	59	56		86		122
New losses $250,000-$1,000,000			33	41	37	33	36	31	74	68		101		138
Case reserve development above $250,000			71	42	63	56	51	64	113	115		171		234
Large losses subtotal			$146	$147	$168	$140	$124	$129	$293	$254		$394		$562
IBNR incurred			28	23	1	(21)	6	-	51	6		(14)		(13)
Catastrophe losses incurred			44	2	17	43	89	39	46	127		170		187
Remaining incurred			136	127	65	138	132	105	263	237		374		439
Total losses incurred			$354	$299	$251	$300	$351	$273	$653	$624		$924		$1,175
Personal Lines
New losses greater than $4,000,000			$-	$-	$-	$-	$-	$-	$-	$-		$-		$-
New losses $1,000,000-$4,000,000			2	4	8	9	13	5	6	18		27		35
New losses $250,000-$1,000,000			9	12	13	14	18	8	21	26		40		53
Case reserve development above $250,000			4	6	4	1	3	2	10	5		6		10
Large losses subtotal			$15	$22	$25	$24	$34	$15	$37	$49		$73		$98
IBNR incurred			(5)	-	(24)	(10)	(4)	14	(5)	11		-		(24)
Catastrophe losses incurred			29	8	9	18	56	49	37	105		123		132
Remaining incurred			105	94	87	101	100	81	199	181		283		370
Total losses incurred			$144	$124	$97	$133	$186	$159	$268	$346		$479		$576
Excess & Surplus Lines
New losses greater than $4,000,000			$-	$-	$-	$-	$-	$-	$-	$-		$-		$-
New losses $1,000,000-$4,000,000			2	1	-	1	1	2	3	3		4		4
New losses $250,000-$1,000,000			6	3	3	3	4	4	9	8		11		14
Case reserve development above $250,000			-	-	1	2	1	1	-	3		5		6
Large losses subtotal			$8	$4	$4	$6	$6	$7	$12	$14		$20		$24
IBNR incurred			-	5	1	6	5	5	5	9		16		17
Catastrophe losses incurred			1	-	-	-	1	1	1	2		2		2
Remaining incurred			6	3	-	3	2	1	9	3		5		5
Total losses incurred			$15	$12	$5	$15	$14	$14	$27	$28		$43		$48

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	9

Consolidated Cincinnati Insurance Companies

Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000			1.4%	3.8%	3.7%	2.5%	0.5%	1.3%	2.6%	0.9%		1.4%		2.0%
New losses $1,000,000-$4,000,000			3.7	3.9	5.0	4.6	5.7	3.9	3.8	4.8		4.7		4.8
New losses $250,000-$1,000,000			5.3	6.3	6.1	5.9	7.1	5.5	5.8	6.2		6.2		6.1
Case reserve development above $250,000			8.2	5.4	7.8	7.0	6.7	8.3	6.8	7.5		7.4		7.5
Large losses subtotal			18.6%	19.4%	22.6%	20.0%	20.0%	19.0%	19.0%	19.4%		19.7%		20.4%
IBNR incurred			2.5	3.2	(2.4)	(2.9)	0.9	2.3	2.8	1.6		0.1		(0.6)
Total catastrophe losses incurred			8.2	1.1	2.9	7.3	17.6	11.1	4.7	14.5		11.9		9.6
Remaining incurred			27.0	25.2	17.5	28.4	28.2	23.5	26.2	25.9		26.7		24.4
Total loss ratio			56.3%	48.9%	40.6%	52.8%	66.7%	55.9%	52.7%	61.4%		58.4%		53.8%
Commercial Lines
New losses greater than $4,000,000			1.9%	5.4%	5.3%	3.4%	0.7%	1.9%	3.7%	1.3%		2.0%		2.9%
New losses $1,000,000-$4,000,000			4.5	4.7	5.7	4.9	5.5	4.2	4.6	4.9		4.9		5.1
New losses $250,000-$1,000,000			5.2	6.5	5.9	5.5	6.2	5.5	5.8	5.9		5.8		5.8
Case reserve development above $250,000			11.1	6.7	10.1	9.3	8.7	11.2	8.9	9.9		9.7		9.8
Large losses subtotal			22.7%	23.3%	27.0%	23.1%	21.1%	22.8%	23.0%	22.0%		22.4%		23.6%
IBNR incurred			4.3	3.7	0.3	(3.4)	1.1	0.0	4.0	0.5		(0.8)		(0.5)
Total catastrophe losses incurred			6.9	0.3	2.7	7.1	15.1	6.8	3.6	11.0		9.6		7.8
Remaining incurred			21.0	20.0	10.5	22.7	22.3	18.4	20.6	20.5		21.2		18.4
Total loss ratio			54.9%	47.3%	40.5%	49.5%	59.6%	48.0%	51.2%	54.0%		52.4%		49.3%
Personal Lines
New losses greater than $4,000,000			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000			0.9	1.6	3.8	3.7	6.4	2.3	1.2	4.4		4.1		4.1
New losses $250,000-$1,000,000			3.8	5.4	5.9	6.1	8.4	4.0	4.6	6.2		6.2		6.1
Case reserve development above $250,000			1.6	2.4	2.1	0.5	1.2	0.9	2.0	1.1		0.9		1.2
Large losses subtotal			6.3%	9.4%	11.8%	10.3%	16.0%	7.2%	7.8%	11.7%		11.2%		11.4%
IBNR incurred			(2.2)	0.2	(10.8)	(4.6)	(1.6)	6.6	(1.1)	2.5		0.1		(2.8)
Total catastrophe losses incurred			12.4	3.3	3.5	8.8	26.2	23.3	7.9	24.8		19.3		15.2
Remaining incurred			44.1	40.7	38.8	46.2	46.6	39.1	42.6	42.8		44.0		42.6
Total loss ratio			60.6%	53.6%	43.3%	60.7%	87.2%	76.2%	57.2%	81.8%		74.6%		66.4%
Excess & Surplus Lines
New losses greater than $4,000,000			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000			7.8	4.2	0.0	4.3	4.4	11.1	6.1	7.7		6.5		4.7
New losses $250,000-$1,000,000			19.7	11.1	11.1	15.0	16.5	17.7	15.5	17.1		16.3		14.9
Case reserve development above $250,000			1.0	1.0	2.7	8.8	6.4	5.6	1.0	6.0		7.0		5.9
Large losses subtotal			28.5%	16.3%	13.8%	28.1%	27.3%	34.4%	22.6%	30.8%		29.8%		25.5%
IBNR incurred			1.1	17.0	6.0	25.9	21.0	22.2	8.9	21.6		23.2		18.5
Total catastrophe losses incurred			1.9	0.4	1.2	0.5	3.4	3.7	1.1	3.5		2.4		2.1
Remaining incurred			20.6	13.5	(1.5)	10.0	8.1	5.4	17.1	6.8		7.9		5.4
Total loss ratio			52.1%	47.2%	19.5%	64.5%	59.8%	65.7%	49.7%	62.7%		63.3%		51.5%

*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	10

Consolidated Cincinnati Insurance Companies

Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000			2	5	6	4	1	2	7	3		7		13
New losses $1,000,000-$4,000,000			21	21	28	27	29	19	42	48		75		103
New losses $250,000-$1,000,000			107	116	118	116	130	101	223	231		347		465
Case reserve development above $250,000			92	69	99	86	78	86	161	164		250		349
Large losses total			222	211	251	233	238	208	433	446		679		930
Commercial Lines
New losses greater than $4,000,000			2	5	6	4	1	2	7	3		7		13
New losses $1,000,000-$4,000,000			17	17	22	21	18	15	34	33		54		76
New losses $250,000-$1,000,000			74	86	82	78	77	70	160	147		225		307
Case reserve development above $250,000			83	56	86	79	64	81	139	145		224		310
Large losses total			176	164	196	182	160	168	340	328		510		706
Personal Lines
New losses greater than $4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $1,000,000-$4,000,000			2	3	6	5	10	2	5	12		17		23
New losses $250,000-$1,000,000			19	24	29	31	44	21	43	65		96		125
Case reserve development above $250,000			8	12	11	3	8	4	20	12		15		26
Large losses total			29	39	46	39	62	27	68	89		128		174
Excess & Surplus Lines
New losses greater than $4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $1,000,000-$4,000,000			2	1	-	1	1	2	3	3		4		4
New losses $250,000-$1,000,000			14	6	7	7	9	10	20	19		26		33
Case reserve development above $250,000			1	1	2	4	6	1	2	7		11		13
Large losses total			17	8	9	12	16	13	25	29		41		50

The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	11

Consolidated Cincinnati Insurance Companies

Agency Direct Written Premiums by Agency State by Line of Business for the Six Months Ended June 30, 2013

(Dollars in millions)	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l	Personal	E & S	Consol
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	All Lines	2013 Total	2012 Total	Change %	Change %	Change %	Change %

OH	$79.6	$62.2	$39.8	$-	$7.9	$11.8	$3.5	$63.4	$53.2	$17.6	$6.3	$345.5	$319.3	10.1	4.8	6.3	7.9
IL	31.8	23.9	15.2	28.2	6.8	4.3	1.8	16.1	14.0	4.4	4.2	150.7	144.2	3.3	7.7	10.5	4.5
IN	26.4	22.3	14.4	17.8	3.8	3.4	1.8	16.7	17.5	4.3	5.3	134.2	124.6	7.8	6.9	12.9	7.8
PA	28.3	20.4	19.7	28.3	4.3	3.6	1.3	5.8	4.5	2.0	2.7	121.0	112.1	6.6	17.8	20.8	7.9
GA	16.4	15.1	12.4	7.0	4.2	2.8	0.8	18.3	19.1	5.4	4.2	105.6	94.4	14.6	7.3	26.3	11.9
MI	19.9	13.9	10.1	11.0	5.1	3.3	1.2	16.2	12.1	2.4	3.2	98.2	83.0	13.7	29.2	21.3	18.4
NC	17.9	17.4	10.4	9.8	7.5	4.3	1.1	12.4	9.5	3.4	2.5	96.2	87.1	6.3	21.4	34.9	10.5
TN	16.3	14.3	10.6	6.5	5.9	2.5	1.0	7.8	8.9	2.7	1.2	77.8	66.6	16.4	19.7	(1.2)	16.9
KY	12.6	13.9	9.4	1.9	3.4	1.7	0.7	13.1	11.6	2.9	2.5	73.8	66.0	12.6	8.3	44.1	11.7
WI	15.6	11.0	7.7	20.5	2.0	1.8	1.0	4.5	4.6	1.9	1.6	72.2	64.7	13.0	3.5	12.1	11.4
VA	16.7	13.7	10.7	9.7	2.5	3.4	0.8	5.0	4.4	1.5	2.1	70.5	65.7	8.9	(0.1)	7.7	7.3
AL	10.8	12.4	5.0	0.5	4.8	1.6	0.7	9.4	15.3	3.4	2.4	66.3	60.8	11.2	5.4	26.4	9.1
MN	14.9	10.0	5.7	5.5	1.7	1.1	0.7	7.6	7.3	2.3	1.6	58.3	49.8	13.9	25.7	12.2	17.1
MO	14.1	12.5	7.2	7.6	3.9	1.2	0.8	2.9	4.1	0.9	2.5	57.8	49.6	18.5	11.7	(2.6)	16.4
TX	19.9	13.6	12.9	0.9	0.6	1.2	1.0	-	-	-	5.0	55.1	40.2	37.8	24.7	31.3	37.2
IA	10.9	8.3	5.0	10.5	1.9	1.6	0.7	2.5	2.6	0.9	0.9	45.8	42.2	9.9	4.3	(14.1)	8.5
NY	18.0	7.4	6.4	1.3	0.6	1.6	0.5	0.8	0.3	0.1	1.1	38.1	33.2	9.4	nm	63.6	14.8
MD	9.2	5.3	6.6	6.5	0.8	1.4	0.3	2.1	1.9	0.5	1.0	35.6	29.9	16.3	45.9	0.7	18.8
FL	9.7	7.7	3.6	0.6	0.3	0.9	0.3	4.0	5.9	1.0	1.5	35.5	40.7	(17.1)	(2.1)	(11.3)	(12.7)
AR	4.8	6.9	3.7	1.5	2.9	0.7	0.5	3.6	3.9	1.0	1.1	30.6	27.2	5.8	37.1	(4.6)	12.4
KS	5.1	5.4	3.0	4.0	1.9	0.8	0.3	2.5	3.5	0.7	0.5	27.8	25.3	12.3	6.2	(21.1)	10.0
SC	5.1	4.4	3.7	2.2	1.5	1.0	0.2	2.9	2.0	0.6	0.8	24.5	20.5	10.0	66.3	32.2	19.8
AZ	6.9	4.1	5.2	2.3	0.5	0.7	0.3	1.8	1.3	0.5	0.9	24.3	20.1	21.0	27.8	1.3	21.1
UT	6.9	3.7	4.8	0.2	0.6	1.2	0.2	3.6	1.7	0.4	0.9	24.2	20.6	17.7	13.0	34.4	17.1
MT	7.2	3.6	3.9	-	0.5	0.2	0.3	1.2	1.1	0.3	0.4	18.8	16.5	11.5	21.8	147.4	14.1
NE	4.5	4.5	2.2	4.0	0.9	0.7	0.3	0.4	0.5	0.1	0.7	18.8	16.0	20.6	1.4	(15.0)	17.6
ID	5.5	3.5	3.6	0.1	0.5	0.6	0.3	1.3	0.8	0.2	0.6	17.1	15.4	8.0	26.3	47.7	11.3
WV	4.7	3.7	3.4	1.0	1.4	0.4	0.2	-	0.3	0.1	1.1	16.4	13.6	22.6	(5.1)	10.3	20.9
CO	5.9	3.9	3.8	0.2	-	0.6	0.3	-	0.1	-	1.3	16.0	10.7	48.3	4.3	103.5	51.0
VT	2.4	2.1	1.5	3.9	0.5	0.6	0.1	0.7	0.6	0.2	0.4	13.1	12.0	10.0	6.7	(4.9)	9.1
ND	4.5	2.9	2.6	-	0.6	0.4	0.2	0.4	0.3	0.1	0.2	12.2	9.8	25.3	9.8	(7.1)	23.6
NH	1.6	1.5	0.8	1.7	0.4	0.2	0.1	0.9	0.9	0.3	0.3	8.8	7.5	20.0	13.2	3.7	17.6
OR	2.1	1.5	1.6	0.1	-	0.5	0.2	0.3	0.1	-	1.2	7.6	4.1	78.0	nm	58.3	84.1
WA	2.5	1.6	2.0	-	-	0.6	0.1	-	-	-	0.6	7.4	5.5	32.0	nm	48.9	33.2
SD	1.7	1.6	0.9	1.6	0.4	0.3	0.1	-	-	-	0.2	6.8	6.3	7.3	nm	34.2	8.1
NM	2.3	1.3	1.4	0.3	0.1	0.8	-	-	-	-	0.3	6.5	5.9	10.4	nm	0.3	9.9
DE	1.6	1.2	1.1	0.9	0.2	0.1	0.1	-	-	-	0.1	5.4	4.3	25.2	nm	93.9	26.1
CT	1.0	0.8	0.5	0.3	-	0.1	0.1	-	-	-	0.2	2.9	1.6	97.4	nm	101.6	96.0
WY	0.8	0.7	0.4	-	-	0.2	-	-	-	-	0.2	2.3	1.9	25.7	nm	(20.1)	20.7
All Other	2.1	1.2	1.4	2.5	-	1.0	-	-	-	-	0.6	9.0	7.7	19.7	nm	(14.8)	16.5
Total	$468.5	$365.6	$264.1	$201.2	$80.9	$65.1	$23.9	$228.3	$213.9	$62.1	$64.2	$2,037.7	$1,826.3	11.6	10.9	16.0	11.6
Other Direct	-	0.6	2.0	2.2	-	-	-	4.0	0.1	-	-	8.9	2.5	99.2	nm	-	256.9
Total Direct	$468.5	$366.2	$266.1	$203.4	$80.9	$65.1	$23.9	$232.3	$214.0	$62.1	$64.2	$2,046.7	$1,828.8	11.8	11.8	16.0	11.9

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

*nm - Not meaningful

CINF Second-Quarter 2013 Supplemental Financial Data	12

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Commercial casualty:
Written premiums			$222	$237	$189	$200	$202	$202	$459	$404		$604		$793
Earned premiums			211	204	198	197	191	181	415	372		569		767
Current accident year before catastrophe losses			55.7%	60.8%	67.5%	52.1%	67.2%	70.2%	58.2%	68.7%		63.0%		64.1%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			(15.1)	(11.5)	(24.0)	(12.9)	(29.2)	(26.7)	(13.3)	(28.0)		(22.8)		(23.1)
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			40.6%	49.3%	43.5%	39.2%	38.0%	43.5%	44.9%	40.7%		40.2%		41.0%
Commercial property:
Written premiums			$164	$166	$136	$150	$146	$141	$330	$287		$437		$573
Earned premiums			152	147	142	138	134	131	299	265		403		545
Current accident year before catastrophe losses			52.9%	48.9%	28.0%	45.3%	55.3%	57.2%	50.9%	56.2%		52.5%		46.1%
Current accident year catastrophe losses			28.4	2.8	10.4	29.6	56.7	31.4	15.8	44.3		39.2		31.7
Prior accident years before catastrophe losses			(6.0)	2.0	(2.3)	(2.1)	(3.4)	(4.4)	(2.0)	(4.0)		(3.3)		(3.1)
Prior accident years catastrophe losses			(3.2)	(1.9)	(2.1)	(0.7)	1.3	(5.8)	(2.6)	(2.2)		(1.7)		(1.8)
Total loss and loss expense ratio			72.1%	51.8%	34.0%	72.1%	109.9%	78.4%	62.1%	94.3%		86.7%		72.9%
Commercial auto:
Written premiums			$127	$135	$106	$109	$115	$114	$262	$229		$338		$444
Earned premiums			117	114	111	108	106	101	231	207		315		426
Current accident year before catastrophe losses			76.3%	59.6%	66.2%	71.1%	71.8%	73.9%	68.1%	72.8%		72.2%		70.7%
Current accident year catastrophe losses			1.5	0.4	(0.2)	0.8	3.2	1.4	1.0	2.4		1.8		1.3
Prior accident years before catastrophe losses			(3.2)	2.1	7.3	4.9	(1.8)	(11.9)	(0.7)	(6.8)		(2.7)		(0.1)
Prior accident years catastrophe losses			(0.3)	(0.2)	-	(0.2)	(0.3)	(0.5)	(0.2)	(0.4)		(0.3)		(0.2)
Total loss and loss expense ratio			74.3%	61.9%	73.3%	76.6%	72.9%	62.9%	68.2%	68.0%		71.0%		71.7%
Workers' compensation:
Written premiums			$85	$113	$84	$78	$86	$93	$198	$179		$257		$341
Earned premiums			87	88	89	89	85	81	175	166		255		344
Current accident year before catastrophe losses			84.8%	71.8%	87.6%	80.8%	80.8%	82.7%	78.3%	81.7%		81.5%		83.0%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			(17.8)	(8.0)	(26.2)	(25.7)	(14.3)	(19.0)	(12.9)	(16.6)		(19.8)		(21.5)
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			67.0%	63.8%	61.4%	55.1%	66.5%	63.7%	65.4%	65.1%		61.7%		61.5%
Specialty package:
Written premiums			$36	$40	$36	$39	$38	$40	$76	$78		$117		$153
Earned premiums			37	39	39	37	37	38	76	75		112		151
Current accident year before catastrophe losses			80.0%	73.5%	57.5%	56.7%	72.8%	66.4%	76.7%	69.6%		65.3%		63.4%
Current accident year catastrophe losses			16.1	6.4	10.1	29.3	23.9	24.8	11.2	24.4		26.0		22.0
Prior accident years before catastrophe losses			(3.3)	(2.5)	(8.7)	9.1	(3.0)	(14.0)	(2.8)	(8.5)		(2.7)		(4.2)
Prior accident years catastrophe losses			(0.6)	(3.4)	9.3	(14.8)	(0.2)	(12.6)	(2.0)	(6.5)		(9.2)		(4.5)
Total loss and loss expense ratio			92.2%	74.0%	68.2%	80.3%	93.5%	64.6%	83.1%	79.0%		79.4%		76.7%
Surety and executive risk:
Written premiums			$33	$26	$27	$31	$29	$27	$59	$56		$87		$114
Earned premiums			30	29	29	28	27	27	59	54		82		111
Current accident year before catastrophe losses			60.1%	44.5%	57.7%	60.4%	72.1%	49.2%	52.4%	60.9%		60.7%		59.9%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			4.8	60.8	(23.9)	(17.2)	10.3	34.8	32.4	22.3		8.9		0.4
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			64.9%	105.3%	33.8%	43.2%	82.4%	84.0%	84.8%	83.2%		69.6%		60.3%
Machinery and equipment:
Written premiums			$11	$11	$10	$12	$10	$9	$22	$19		$31		$41
Earned premiums			11	10	10	10	10	9	21	19		29		39
Current accident year before catastrophe losses			45.8%	15.0%	11.5%	19.9%	23.8%	36.0%	30.5%	29.8%		26.4%		22.5%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			(4.9)	8.0	(4.1)	(3.9)	(2.5)	3.2	1.5	0.4		(1.1)		(1.9)
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			40.9%	23.0%	7.4%	16.0%	21.3%	39.2%	32.0%	30.2%		25.3%		20.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2013 Supplemental Financial Data	13

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12

Personal auto:
Written premiums			$125	$100	$102	$117	$115	$91	$225	$206		$323		$425
Earned premiums			109	107	105	101	100	98	216	198		299		404
Current accident year before catastrophe losses			85.4%	66.9%	71.6%	68.2%	78.0%	73.5%	76.3%	75.8%		73.2%		72.8%
Current accident year catastrophe losses			1.4	1.4	(0.3)	(3.1)	9.7	5.1	1.4	7.4		3.9		2.8
Prior accident years before catastrophe losses			(10.2)	7.9	1.4	(5.2)	(4.7)	(8.1)	(1.2)	(6.4)		(6.0)		(4.1)
Prior accident years catastrophe losses			(0.4)	(0.3)	(0.1)	(0.3)	(0.7)	(0.8)	(0.4)	(0.8)		(0.6)		(0.5)
Total loss and loss expense ratio			76.2%	75.9%	72.6%	59.6%	82.3%	69.7%	76.1%	76.0%		70.5%		71.0%

Homeowner:
Written premiums			$116	$89	$93	$105	$103	$77	$205	$180		$285		$378
Earned premiums			99	96	92	90	87	84	195	171		261		353
Current accident year before catastrophe losses			50.5%	40.6%	52.1%	80.7%	74.0%	63.0%	45.6%	68.6%		72.8%		67.4%
Current accident year catastrophe losses			30.1	9.4	10.4	28.1	59.2	60.4	19.9	59.8		48.9		38.8
Prior accident years before catastrophe losses			(7.4)	(0.7)	(17.3)	(11.9)	(6.0)	(2.9)	(4.1)	(4.5)		(7.1)		(9.7)
Prior accident years catastrophe losses			(2.0)	(2.4)	(0.4)	(4.9)	(5.7)	(9.8)	(2.2)	(7.7)		(6.8)		(5.1)
Total loss and loss expense ratio			71.2%	46.9%	44.8%	92.0%	121.5%	110.7%	59.2%	116.2%		107.8%		91.4%

Other personal:
Written premiums			$32	$26	$27	$31	$32	$25	$58	$57		$88		$115
Earned premiums			29	28	29	28	27	27	57	54		82		111
Current accident year before catastrophe losses			52.5	56.7	38.6%	46.2%	68.6%	63.1%	54.5	65.9%		59.2%		53.8%
Current accident year catastrophe losses			4.3	1.5	4.5	18.4	6.0	11.7	2.9	8.8		12.1		10.1
Prior accident years before catastrophe losses			(17.8)	(1.5)	(46.1)	(30.4)	6.2	(22.1)	(9.5)	(7.8)		(15.5)		(23.5)
Prior accident years catastrophe losses			(0.9)	(1.2)	(0.2)	(1.2)	(1.2)	(3.1)	(1.1)	(2.1)		(1.8)		(1.4)
Total loss and loss expense ratio			38.1%	55.5%	(3.2)%	33.0%	79.6%	49.6%	46.8%	64.8%		54.0%		39.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12

Excess & Surplus:
Written premiums			$33	$27	$27	$27	$27	$24	$60	$51		$78		$105
Earned premiums			28	27	25	25	22	21	55	43		68		93
Current accident year before catastrophe losses			65.7%	73.6%	52.3%	87.5%	74.6%	78.3%	69.6%	76.4%		80.4%		72.8%
Current accident year catastrophe losses			0.9	0.1	1.4	1.4	3.2	2.4	0.6	2.8		2.3		2.1
Prior accident years before catastrophe losses			(0.7)	(8.8)	(15.3)	(6.0)	0.7	(0.4)	(4.7)	0.2		(2.0)		(5.6)
Prior accident years catastrophe losses			1.0	0.3	(0.2)	(0.7)	0.3	1.3	0.6	0.7		0.2		0.1
Total loss and loss expense ratio			66.9%	65.2%	38.2%	82.2%	78.8%	81.6%	66.1%	80.1%		80.9%		69.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2013 Supplemental Financial Data	14

Consolidated Cincinnati Insurance Companies

Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2013
Commercial casualty	$128	$65	$193	$4	$14	$(16)	$2	$132	$14	$49	$195
Commercial property	166	15	181	1	6	(1)	6	167	6	14	187
Commercial auto	126	21	147	2	8	-	10	128	8	21	157
Workers' compensation	102	23	125	(21)	19	(6)	(8)	81	19	17	117
Specialty packages	72	9	81	(16)	1	(1)	(16)	56	1	8	65
Surety and executive risk	25	8	33	14	5	(1)	18	39	5	7	51
Machinery and equipment	7	-	7	-	-	-	-	7	-	-	7
Total commercial lines	626	141	767	(16)	53	(25)	12	610	53	116	779

Personal auto	130	24	154	15	6	3	24	145	6	27	178
Homeowners	111	13	124	2	(8)	(3)	(9)	113	(8)	10	115
Other personal	23	2	25	3	(1)	-	2	26	(1)	2	27
Total personal lines	264	39	303	20	(3)	-	17	284	(3)	39	320

Commercial casualty & property	10	5	15	12	5	4	21	22	5	9	36
Total excess & surplus lines	10	5	15	12	5	4	21	22	5	9	36
Total property casualty	$900	$185	$1,085	$16	$55	$(21)	$50	$916	$55	$164	$1,135

Ceded loss and loss expense incurred for the six months ended June 30, 2013
Commercial casualty	$7	$3	$10	$(3)	$1	$-	$(2)	$4	$1	$3	$8
Commercial property	7	1	8	(5)	(2)	-	(7)	2	(2)	1	1
Commercial auto	-	-	-	2	-	-	2	2	-	-	2
Workers' compensation	5	-	5	(5)	1	-	(4)	-	1	-	1
Specialty packages	20	1	21	(19)	(1)	-	(20)	1	(1)	1	1
Surety and executive risk	2	1	3	(1)	-	-	(1)	1	-	1	2
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	41	6	47	(31)	(1)	-	(32)	10	(1)	6	15

Personal auto	1	-	1	13	-	-	13	14	-	-	14
Homeowners	2	-	2	-	(3)	-	(3)	2	(3)	-	(1)
Other personal	-	-	-	-	-	-	-	-	-	-	-
Total personal lines	3	-	3	13	(3)	-	10	16	(3)	-	13

Commercial casualty & property	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Total excess & surplus lines	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Total property casualty	$45	$6	$51	$(18)	$(5)	$-	$(23)	$27	$(5)	$6	$28

Net loss and loss expense incurred for the six months ended June 30, 2013
Commercial casualty	$121	$62	$183	$7	$13	$(16)	$4	$128	$13	$46	$187
Commercial property	159	14	173	6	8	(1)	13	165	8	13	186
Commercial auto	126	21	147	-	8	-	8	126	8	21	155
Workers' compensation	97	23	120	(16)	18	(6)	(4)	81	18	17	116
Specialty packages	52	8	60	3	2	(1)	4	55	2	7	64
Surety and executive risk	23	7	30	15	5	(1)	19	38	5	6	49
Machinery and equipment	7	-	7	-	-	-	-	7	-	-	7
Total commercial lines	585	135	720	15	54	(25)	44	600	54	110	764

Personal auto	129	24	153	2	6	3	11	131	6	27	164
Homeowners	109	13	122	2	(5)	(3)	(6)	111	(5)	10	116
Other personal	23	2	25	3	(1)	-	2	26	(1)	2	27
Total personal lines	261	39	300	7	-	-	7	268	-	39	307

Commercial casualty & property	9	5	14	12	6	4	22	21	6	9	36
Total excess & surplus lines	9	5	14	12	6	4	22	21	6	9	36
Total property casualty	$855	$179	$1,034	$34	$60	$(21)	$73	$889	$60	$158	$1,107

CINF Second-Quarter 2013 Supplemental Financial Data	15

Consolidated Cincinnati Insurance Companies

Loss and Loss Expense Analysis

						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
(In millions)	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2013
Commercial casualty	$57	$35	$92	$13	$(2)	$(15)	$(4)	$70	$(2)	$20	$88
Commercial property	85	7	92	9	9	(1)	17	94	9	6	109
Commercial auto	61	11	72	10	6	-	16	71	6	11	88
Workers' compensation	49	11	60	(9)	15	(6)	-	40	15	5	60
Specialty packages	42	4	46	(12)	1	(1)	(12)	30	1	3	34
Surety and executive risk	15	4	19	(5)	5	(1)	(1)	10	5	3	18
Machinery and equipment	4	-	4	-	-	-	-	4	-	-	4
Total commercial lines	313	72	385	6	34	(24)	16	319	34	48	401

Personal auto	65	11	76	13	5	2	20	78	5	13	96
Homeowners	63	7	70	8	(8)	-	-	71	(8)	7	70
Other personal	14	1	15	(2)	(1)	-	(3)	12	(1)	1	12
Total personal lines	142	19	161	19	(4)	2	17	161	(4)	21	178

Commercial casualty & property	4	3	7	11	-	1	12	15	-	4	19
Total excess & surplus lines	4	3	7	11	-	1	12	15	-	4	19
Total property casualty	$459	$94	$553	$36	$30	$(21)	$45	$495	$30	$73	$598

Ceded loss and loss expense incurred for the three months ended June 30, 2013
Commercial casualty	$2	$3	$5	$(2)	$-	$-	$(2)	$-	$-	$3	$3
Commercial property	5	1	6	(6)	(1)	-	(7)	(1)	(1)	1	(1)
Commercial auto	-	-	-	1	-	-	1	1	-	-	1
Workers' compensation	2	-	2	(1)	-	-	(1)	1	-	-	1
Specialty packages	16	-	16	(15)	(1)	-	(16)	1	(1)	-	-
Surety and executive risk	2	-	2	(4)	-	-	(4)	(2)	-	-	(2)
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	27	4	31	(27)	(2)	-	(29)	-	(2)	4	2

Personal auto	-	-	-	13	-	-	13	13	-	-	13
Homeowners	1	-	1	-	(2)	-	(2)	1	(2)	-	(1)
Other personal	-	-	-	-	-	-	-	-	-	-	-
Total personal lines	1	-	1	13	(2)	-	11	14	(2)	-	12

Commercial casualty & property	-	-	-	1	-	-	1	1	-	-	1
Total excess & surplus lines	-	-	-	1	-	-	1	1	-	-	1
Total property casualty	$28	$4	$32	$(13)	$(4)	$-	$(17)	$15	$(4)	$4	$15

Net loss and loss expense incurred for the three months ended June 30, 2013
Commercial casualty	$55	$32	$87	$15	$(2)	$(15)	$(2)	$70	$(2)	$17	$85
Commercial property	80	6	86	15	10	(1)	24	95	10	5	110
Commercial auto	61	11	72	9	6	-	15	70	6	11	87
Workers' compensation	47	11	58	(8)	15	(6)	1	39	15	5	59
Specialty packages	26	4	30	3	2	(1)	4	29	2	3	34
Surety and executive risk	13	4	17	(1)	5	(1)	3	12	5	3	20
Machinery and equipment	4	-	4	-	-	-	-	4	-	-	4
Total commercial lines	286	68	354	33	36	(24)	45	319	36	44	399

Personal auto	65	11	76	-	5	2	7	65	5	13	83
Homeowners	62	7	69	8	(6)	-	2	70	(6)	7	71
Other personal	14	1	15	(2)	(1)	-	(3)	12	(1)	1	12
Total personal lines	141	19	160	6	(2)	2	6	147	(2)	21	166

Commercial casualty & property	4	3	7	10	-	1	11	14	-	4	18
Total excess & surplus lines	4	3	7	10	-	1	11	14	-	4	18
Total property casualty	$431	$90	$521	$49	$34	$(21)	$62	$480	$34	$69	$583

CINF Second-Quarter 2013 Supplemental Financial Data	16

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Consolidated

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums			$879	$845	$771	$807	$798	$762	$1,724	$1,560		$2,367		$3,138
Agency new business written premiums			139	135	132	130	131	108	274	239		369		501
Other written premiums			(34)	(10)	(66)	(38)	(26)	(27)	(44)	(53)		(91)		(157)
Reported written premiums – statutory*			$984	$970	$837	$899	$903	$843	$1,954	$1,746		$2,645		$3,482
Unearned premium change			(74)	(81)	32	(48)	(77)	(45)	(155)	(122)		(170)		(138)
Earned premiums			$910	$889	$869	$851	$826	$798	$1,799	$1,624		$2,475		$3,344
Year over year change %
Agency renewal written premiums			10%	11%	8%	11%	11%	8%	11%	9%		10%		9%
Agency new business written premiums			6	25	28	13	12	6	15	9		10		15
Other written premiums			(31)	63	(20)	30	61	13	17	45		40		24
Reported written premiums – statutory*			9	15	10	14	18	8	12	13		13		12
Paid losses and loss expenses
Losses paid			$431	$424	$459	$507	$475	$415	$855	$890		$1,399		$1,858
Loss expenses paid			90	89	96	88	97	90	179	189		275		371
Loss and loss expenses paid			$521	$513	$555	$595	$572	$505	$1,034	$1,079		$1,674		$2,229
Statutory combined ratio
Loss ratio			56.3%	48.9%	40.6%	52.8%	66.7%	55.9%	52.7%	61.4%		58.4%		53.8%
Allocated loss expense ratio			1.1	3.9	3.4	3.7	4.5	5.5	2.4	5.0		4.6		4.3
Unallocated loss expense ratio			6.6	6.2	5.9	5.2	6.3	6.1	6.4	6.3		5.9		5.8
Net underwriting expense ratio			30.6	29.9	33.0	31.8	30.2	31.3	30.3	30.7		31.1		31.5
Statutory combined ratio			94.6%	88.9%	82.9%	93.5%	107.7%	98.8%	91.8%	103.4%		100.0%		95.4%
Contribution from catastrophe losses			8.3	1.2	3.4	8.0	17.8	11.1	4.8	14.6		12.3		10.0
Statutory combined ratio excluding catastrophe losses			86.3%	87.7%	79.5%	85.5%	89.9%	87.7%	87.0%	88.8%		87.7%		85.4%
Commission expense ratio			18.5%	17.9%	20.4%	18.4%	18.1%	18.9%	18.2%	18.5%		18.5%		18.9%
Other expense ratio			12.1	12.0	12.6	13.4	12.1	12.4	12.1	12.2		12.6		12.6
Statutory expense ratio			30.6%	29.9%	33.0%	31.8%	30.2%	31.3%	30.3%	30.7%		31.1%		31.5%
GAAP combined ratio
GAAP combined ratio			96.4%	91.2%	81.9%	94.8%	109.5%	99.1%	93.9%	104.4%		101.1%		96.1%
Contribution from catastrophe losses			8.3	1.2	3.4	8.0	17.8	11.1	4.8	14.6		12.3		10.0
GAAP combined ratio excluding catastrophe losses			88.1%	90.0%	78.5%	86.8%	91.7%	88.0%	89.1%	89.8%		88.8%		86.1%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	17

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums			$602	$631	$549	$557	$552	$571	$1,233	$1,123		$1,680		$2,229
Agency new business written premiums			100	97	96	90	91	75	197	166		256		352
Other written premiums			(24)	-	(57)	(28)	(17)	(20)	(24)	(37)		(65)		(122)
Reported written premiums – statutory*			$678	$728	$588	$619	$626	$626	$1,406	$1,252		$1,871		$2,459
Unearned premium change			(33)	(97)	30	(12)	(36)	(58)	(130)	(94)		(106)		(76)
Earned premiums			$645	$631	$618	$607	$590	$568	$1,276	$1,158		$1,765		$2,383
Year over year change %
Agency renewal written premiums			9%	11%	7%	10%	10%	5%	10	8%		8%		8%
Agency new business written premiums			10	29	30	11	12	6	19	9		10		15
Other written premiums			(41)	100	(36)	32	61	20	35	46		41		20
Reported written premiums – statutory*			8	16	8	13	17	6	12	11		12		11
Paid losses and loss expenses
Losses paid			$286	$297	$321	$331	$320	$282	$585	$602		$937		$1,258
Loss expenses paid			68	68	72	67	74	74	135	149		216		288
Loss and loss expenses paid			$354	$365	$393	$398	$394	$356	$720	$751		$1,153		$1,546
Statutory combined ratio
Loss ratio			54.9%	47.3%	40.5%	49.5%	59.6%	48.0%	51.2%	54.0%		52.4%		49.3%
Allocated loss expense ratio			0.6	4.3	3.6	4.0	5.0	6.8	2.5	5.8		5.2		4.7
Unallocated loss expense ratio			6.4	6.2	5.6	4.5	5.5	6.3	6.2	5.9		5.4		5.5
Net underwriting expense ratio			31.5	29.0	34.4	33.1	31.7	31.3	30.2	31.5		32.0		32.6
Statutory combined ratio			93.4%	86.8%	84.1%	91.1%	101.8%	92.4%	90.1%	97.2%		95.0%		92.1%
Contribution from catastrophe losses			7.1	0.4	3.1	7.5	15.2	6.8	3.8	11.2		9.9		8.2
Statutory combined ratio excluding catastrophe losses			86.3%	86.4%	81.0%	83.6%	86.6%	85.6%	86.3%	86.0%		85.1%		83.9%
Commission expense ratio			17.9%	16.5%	20.2%	18.3%	17.8%	17.9%	17.2%	17.8%		18.0%		18.5%
Other expense ratio			13.6	12.5	14.2	14.8	13.9	13.4	13.0	13.7		14.0		14.1
Statutory expense ratio			31.5%	29.0%	34.4%	33.1%	31.7%	31.3%	30.2%	31.5%		32.0%		32.6%
GAAP combined ratio
GAAP combined ratio			94.9%	90.8%	82.9%	90.2%	103.5%	94.2%	92.9%	98.9%		95.9%		92.5%
Contribution from catastrophe losses			7.1	0.4	3.1	7.5	15.2	6.8	3.8	11.2		9.9		8.2
GAAP combined ratio excluding catastrophe losses			87.8%	90.4%	79.8%	82.7%	88.3%	87.4%	89.1%	87.7%		86.0%		84.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	18

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums			$251	$195	$203	$231	$227	$175	$446	$402		$633		$836
Agency new business written premiums			30	28	27	31	29	24	58	53		84		111
Other written premiums			(8)	(8)	(8)	(9)	(6)	(6)	(16)	(12)		(21)		(29)
Reported written premiums – statutory*			$273	$215	$222	$253	$250	$193	$488	$443		$696		$918
Unearned premium change			(36)	16	4	(34)	(36)	16	(20)	(20)		(54)		(50)
Earned premiums			$237	$231	$226	$219	$214	$209	$468	$423		$642		$868
Year over year change %
Agency renewal written premiums			11%	11%	10%	11%	11%	12%	11%	11%		11%		11%
Agency new business written premiums			3	17	23	24	12	9	9	10		15		17
Other written premiums			(33)	(33)	27	25	71	(20)	(33)	54		45		41
Reported written premiums – statutory*			9	11	13	14	19	12	10	16		15		15
Paid losses and loss expenses
Losses paid			$141	$122	$133	$169	$151	$130	261	$280		$450		$583
Loss expenses paid			19	19	22	19	21	15	39	37		54		76
Loss and loss expenses paid			$160	$141	$155	$188	$172	$145	300	$317		$504		$659
Statutory combined ratio
Loss ratio			60.6%	53.6%	43.3%	60.7%	87.2%	76.2%	57.2%	81.8%		74.6%		66.4%
Allocated loss expense ratio			1.5	1.4	1.7	1.9	1.9	1.8	1.5	1.8		1.8		1.8
Unallocated loss expense ratio			7.4	6.3	6.5	6.9	8.8	5.6	6.8	7.2		7.2		7.0
Net underwriting expense ratio			28.5	32.8	29.2	28.8	26.5	31.2	30.4	28.6		28.6		28.8
Statutory combined ratio			98.0	94.1	80.7%	98.3	124.4	114.8	95.9	119.4%		112.2%		104.0%
Contribution from catastrophe losses			12.6	3.5	4.4	10.2	26.6	23.5	8.1	25.0		19.9		15.9
Statutory combined ratio excluding catastrophe losses			85.4%	90.6%	76.3%	88.1%	97.8%	91.3%	87.8%	94.4%		92.3%		88.1%
Commission expense ratio			19.0%	21.7%	20.4%	17.9%	18.2%	21.3%	20.2%	19.6%		18.9%		19.3%
Other expense ratio			9.5	11.1	8.8	10.9	8.3	9.9	10.2	9.0		9.7		9.5
Statutory expense ratio			28.5%	32.8%	29.2%	28.8%	26.5%	31.2%	30.4%	28.6%		28.6%		28.8%
GAAP combined ratio
GAAP combined ratio			100.4%	91.6%	80.0%	105.7%	126.1%	110.9%	96.1%	118.6%		114.2%		105.3%
Contribution from catastrophe losses			12.6	3.5	4.4	10.2	26.6	23.5	8.1	25.0		19.9		15.9
GAAP combined ratio excluding catastrophe losses			87.8%	88.1%	75.6%	95.5%	99.5%	87.4%	88.0%	93.6%		94.3%		89.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	19

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Excess & Surplus Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums			$26	$19	$19	$19	$19	$16	$45	$35		$54		$73
Agency new business written premiums			9	10	9	9	11	9	19	20		29		38
Other written premiums			(2)	(2)	(1)	(1)	(3)	(1)	(4)	(4)		(5)		(6)
Reported written premiums – statutory*			$33	$27	$27	$27	$27	$24	$60	$51		$78		$105
Unearned premium change			(5)	-	(2)	(2)	(5)	(3)	(5)	(8)		(10)		(12)
Earned premiums			$28	$27	$25	$25	$22	$21	$55	$43		$68		$93
Year over year change %
Agency renewal written premiums			37%	19%	46%	36%	58%	60%	29%	59%		50%		49%
Agency new business written premiums			(18)	11	29	0	10	0	(5)	5		4		9
Other written premiums			33	(100)	50	0	(200)	0	0	(100)		(67)		(20)
Reported written premiums – statutory*			22	13	50	23	29	33	18	31		28		33
Paid losses and loss expenses
Losses paid			$4	$5	$5	$5	$4	$3	$9	$7		$12		$17
Loss expenses paid			3	2	2	2	2	1	5	3		5		7
Loss and loss expenses paid			$7	$7	$7	$7	$6	$4	$14	$10		$17		$24
Statutory combined ratio
Loss ratio			52.1%	47.2%	19.5%	64.5%	59.8%	65.7%	49.7%	62.7%		63.3%		51.5%
Allocated loss expense ratio			9.3	11.9	14.0	11.9	15.1	10.6	10.6	12.8		12.6		13.0
Unallocated loss expense ratio			5.5	6.1	4.7	5.8	3.9	5.3	5.8	4.6		5.0		4.9
Net underwriting expense ratio			30.9	33.3	32.3	30.9	30.6	31.9	32.0	31.2		31.1		31.4
Statutory combined ratio			97.8	98.5	70.5	113.1	109.4	113.5%	98.1%	111.3%		112.0%		100.8%
Contribution from catastrophe losses			1.9	0.4	1.2	0.7	3.5	3.7	1.2	3.5		2.5		2.2
Statutory combined ratio excluding catastrophe losses			95.9%	98.1%	69.3%	112.4%	105.9%	109.8%	96.9%	107.8%		109.5%		98.6%
Commission expense ratio			26.3%	26.9%	26.4%	25.4%	25.3%	26.5%	26.6%	25.8%		25.7%		25.9%
Other expense ratio			4.6	6.4	5.9	5.5	5.3	5.4	5.4	5.4		5.4		5.5
Statutory expense ratio			30.9%	33.3%	32.3%	30.9%	30.6%	31.9%	32.0%	31.2%		31.1%		31.4%
GAAP combined ratio
GAAP combined ratio			98.7%	98.0%	71.5%	111.5%	110.7%	113.6%	98.4%	112.1%		111.9%		101.0%
Contribution from catastrophe losses			1.9	0.4	1.2	0.7	3.5	3.7	1.2	3.5		2.5		2.2
GAAP combined ratio excluding catastrophe losses			96.8%	97.6%	70.3%	110.8%	107.2%	109.9%	97.2%	108.6%		109.4%		98.8%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	20

The Cincinnati Life Insurance Company

Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2013	2012	Change	% Change	2013	2012	Change	% Change

Net premiums written	$61	$63	$(2)	(3)	$119	$127	$(8)	(6)
Net investment income	36	35	1	3	71	69	2	3
Amortization of interest maintenance reserve	1	-	1	nm	1	-	1	nm
Commissions and expense allowances on reinsurance ceded	1	1	-	0	3	3	-	0
Income from fees associated with Separate Accounts	1	-	1	nm	2	-	2	nm
Total revenues	$100	$99	$1	1	$196	$199	$(4)	(2)

Death benefits and matured endowments	$17	$17	$-	0	$36	$34	$2	6
Annuity benefits	11	14	(3)	(21)	26	27	(1)	(4)
Disability benefits and benefits under accident and health contracts	1	1	-	0	1	1	-	0
Surrender benefits and group conversions	5	6	(1)	(17)	12	12	-	0
Interest and adjustments on deposit-type contract funds	3	2	1	50	5	5	-	0
Increase in aggregate reserves for life and accident and health contracts	44	40	4	10	82	83	(1)	(1)
Total benefit expenses	$81	$80	$1	1	$162	$162	$-	0

Commissions	$9	$9	$-	0	$19	$19	$-	0
General insurance expenses and taxes	11	10	1	10	22	21	1	5
Increase in loading on deferred and uncollected premiums	(2)	(1)	(1)	(100)	(4)	(1)	(3)	(300)
Total operating expenses	$18	$18	$-	0	$37	$39	$(2)	(5)

Federal and foreign income tax benefit	-	-	-	-	-	(1)	1	nm

Net income (loss) from operations before realized capital gains	$1	$1	$-	0	$(3)	$(1)	$(2)	(200)

Net realized gains net of capital gains tax	1	1	-	0	1	1	-	0

Net income (loss) (statutory)	$2	$2	$-	0	$(2)	$-	$(2)	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2013 Supplemental Financial Data	21